Exhibit 99.1

Navitas Semiconductor To Ring Nasdaq Opening Bell on October 20th

•	Live Oak Acquisition Corp. II (NYSE: LOKB) and Navitas Semiconductor close business combination on October 19th

•	Gross proceeds from the business combination of more than $320mm expected to accelerate next-generation GaN market expansion into data center, solar, energy storage and EV applications

El Segundo, CA and Memphis, TN., October 19, 2021— Navitas Semiconductor (“Navitas”), the industry leader in GaN power ICs, announced today the completion of its business combination with Live Oak Acquisition Corp. II (“Live Oak II”). Live Oak II stockholders overwhelmingly approved the transaction on October 12, 2021 with over 98% approval rating.

Gallium nitride (GaN) is a next-generation semiconductor technology that runs up to 20x faster than legacy silicon, and enables up to 3x more power and 3x faster charging in half the size and weight. Navitas’ GaNFast™ power ICs integrate GaN power and drive plus protection and control to deliver simple, small, fast and efficient performance. GaNFast power ICs are integrated in over 130 mobile chargers, which is more than all other GaN companies combined, and includes fast chargers from Xiaomi, LG, Dell, Amazon, Oppo, Anker, Belkin and dozens of other major OEMs. With over 130 patents issued or pending, and significant trade secrets including a proprietary process design kit (PDK), Navitas believes it has a multi-year lead in next-generation GaN power ICs.

Navitas’ common shares and warrants will begin trading on Wednesday, October 20, 2021 on the Nasdaq Global Market under the ticker symbols “NVTS” and “NVTSW”. Gene Sheridan, Navitas CEO and co-founder will ring the opening bell at the Nasdaq MarketSite on the same day, and discuss the company’s mission to become the next-generation power semiconductor leader.

The deal’s PIPE, originally oversubscribed and upsized at $145mm on May 7, 2021, had risen to $173mm at closing, with all investments at the original terms. Additional capital from Live Oak II’s cash-in-trust, net of redemptions, increased the gross proceeds raised in the transaction to more than $320mm. Navitas expects the additional capital will accelerate product development and expansion from an industry-leading position in GaN mobile fast chargers into consumer, enterprise, solar and EV markets, and provide funds for non-organic growth.

“From start-up to public company in just 7 years, our goal at Navitas is to become the next-generation power semiconductor leader & electrify our world,” said Gene Sheridan, CEO and co-founder. “We are at the right time, with the right technology and certainly the right team to accelerate the world’s transition from fossil fuels to clean, electrical energy. Let’s Go GaNFast!”

Advisors

Deutsche Bank Securities and Jefferies are serving as co-financial advisors to Navitas. Jefferies and BofA Securities are acting as placement agents on the PIPE and capital markets advisors to Live Oak II. Nomura Greentech and BofA Securities are serving as financial advisors to Live Oak II. DLA Piper LLP is serving as legal counsel to Navitas. Vinson & Elkins LLP is serving as legal counsel to Live Oak II. Winston & Strawn LLP is serving as legal counsel to the placement agents on the PIPE. Blueshirt Capital Markets LLC is serving as an advisor to Navitas.

About Navitas

Navitas Semiconductor is the industry leader in GaN power IC’s, founded in 2014. Navitas’ common shares and warrants will begin trading on Wednesday, October 20, 2021 on the Nasdaq Global Market under the ticker symbols “NVTS” and “NVTSW”. Navitas has a strong and growing team of power semiconductor industry experts with a combined 300 years of experience in materials, devices, applications, systems and marketing, plus a proven record of innovation with over 200 patents among its founders. GaN power ICs integrate GaN power with drive, control and protection to enable faster charging, higher power density and greater energy savings for mobile, consumer, enterprise, eMobility and new energy markets. Over 130 Navitas patents are issued or pending, and over 30 million GaNFast power ICs have been shipped with zero reported field failures.

About Live Oak Acquisition Corp. II

Live Oak II raised $253 million in December 2020, and, prior to October 20, 2021, its units, Class A common stock and warrants are listed on the NYSE under the tickers “LOKB.U,” “LOKB” and LOKB WS,” respectively. Live Oak II was a blank check company whose business purpose was to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Live Oak II was led by an experienced team of managers, operators and investors who have played important roles in helping build and grow profitable public and private businesses, both organically and through acquisitions, to create value for stockholders. The team has experience operating and investing in a wide range of industries, bringing a diversity of experiences as well as valuable expertise and perspective.

Cautionary Statement Regarding Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “plan,” “seek,” “expect,” “project,” “forecast,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Live Oak II and Navitas caution you that the forward-looking statements contained in this press release are subject to numerous risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: (i) Navitas’ goals and strategies, future business development, financial condition and results of operations; (ii) Navitas’ customer relationships and ability to retain and expand these customer relationships; (iii) Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; (iv) Navitas’ ability to diversify its customer base and develop relationships in new markets; (v) the level of demand in Navitas’ customers’ end markets; (vi) Navitas’ ability to attract, train and retain key qualified personnel; (vii) changes in trade policies, including the imposition of tariffs; (viii) the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; (ix) the impact of the COVID-19 pandemic on the global economy; (x) the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; (xi) regulatory developments in the United States and foreign countries; and (xii) Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the outcome of any legal proceedings that may be instituted against Live Oak II or Navitas following announcement of the transaction; (iii) the risk that the transaction disrupts Live Oak II’s or Navitas’ current plans and operations as a result of the announcement of the transaction; (iv) costs related to the transaction; (v) failure to realize the anticipated benefits of the transaction; (vi) risks relating to the uncertainty of the projected financial information with respect to Navitas; (vii) risks related to the rollout of Navitas’ business and the timing of expected business milestones; (viii) the effects of competition on Navitas’ business; (ix) the amount of redemption requests made by Live Oak II’s public stockholders; (x) the ability of Live Oak II or the combined company to issue equity or equity-linked securities in connection with the transaction or in the future; and (xi) those factors discussed in Live Oak II’s registration statement on Form S-4 (File No. 333-256880) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and Live Oak II’s final prospectus filed with the SEC on December 4, 2020 under the heading “Risk Factors” and other documents of Live Oak II filed, or to be filed, with the SEC.

If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that neither Live Oak II nor Navitas presently know or that Live Oak II and Navitas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Live Oak II’s and Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Live Oak II and Navitas anticipate that subsequent events and developments will cause Live Oak II’s and Navitas’ assessments to change. However, while Live Oak II and Navitas may elect to update these forward-looking statements at some point in the future, Live Oak II and Navitas specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Live Oak II’s and Navitas’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact Information

For Navitas

Media

Graham Robertson, CMO Grand Bridges

Graham@GrandBridges.com

Investors

Stephen Oliver, VP Corporate Marketing & Investor Relations

ir@navitassemi.com

For Live Oak II

Adam J. Fishman, Managing Partner

afishman@liveoakmp.com

Navitas Semiconductor, GaNFast and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

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